Exhibit (10): Form of Application for the Companion Life Insurance Company Flexible Premium Variable Universal Life Insurance Policy.

[LOGO APPEARS HERE]

                                APPLICATION TO:
                       COMPANION LIFE INSURANCE COMPANY
               401 Theodore Fremd Ave., Rye, New York 10580-1493
                                      FOR
       [_] LIFE INSURANCE                    [_] FLEXIBLE PREMIUM VARIABLE
           [_] ADULT LIFE                        UNIVERSAL LIFE INSURANCE
           [_] JUVENILE LIFE                 [_] ADDITIONAL INSURED RIDER (AIR)
                                             [_] SPECIFIED AMOUNT INCREASE
TO THE AGENT/BROKER:
    . Tear off the Notice of Exchange of Information, Summary of Rights Under the Fair Credit Reporting Act and give it to the Applicant.
    . Have Authorization To Release Information on reverse side of this page signed and dated.
    . Assure that all applicable questions in Part I and Part II are answered in clear printed fashion.
    .     Complete Nonmedical Supplement in all cases.
    . Be sure the application is signed by the Proposed Insured(s) and the Applicant if other than proposed Insured(s).
    . Any changes should be initialed by the proposed Insured(s) and, if applicable, the Applicant.
    .     Use age last birthday.
    . Always provide the attached Conditional Receipt when you accept a premium.

PREMIUM ACCEPTANCE GUIDELINES:
     Premium should only be accepted if:

          (a) The Conditional Receipt form is signed, dated and witnessed by all parties indicated on the form on the day the application is taken.
          (b) A full modal premium is collected at the time of application unless the Bank Service Plan (BSP) is used, in which case two BSP premiums should be collected.
          (c) Premium should not be accepted if the total of all life insurance applied for (including any accidental death benefit) with Companion Life Insurance Company is greater than $500,000.
          (d) IF, WITHIN THE PAST 60 DAYS, THE PROPOSED INSURED HAS BEEN HOSPITALIZED OR BEEN ADVISED TO HAVE A SURGICAL OPERATION OR MEDICAL TEST OTHER THAN FOR THIS INSURANCE WHICH HAS NOT BEEN COMPLETED, MONEY MAY NOT BE COLLECTED WITH THE APPLICATION AND A CONDITIONAL RECEIPT MAY NOT BE GIVEN.
          (e)  Do not collect a partial premium.

 TO THE APPLICANT
--------------------------------------------------------------------------------
      ALL CHECKS MUST BE MADE PAYABLE TO COMPANION LIFE INSURANCE COMPANY.
        DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.
--------------------------------------------------------------------------------
If you do not hear from us within 75 days concerning the insurance you applied for, please notify the Company at the above address.
 ................................................................................

================================================================================

                        Companion Life Insurance Company

 Instructions to Agent/Broker: Give this Notice to the Applicant before filling out the application.

                        NOTICE OF EXCHANGE OF INFORMATION

MEDICAL INFORMATION BUREAU, INC. (MIB)

The information regarding your insurability will be treated as confidential.

However, the Company or its reinsurers may make a brief report to the Medical Information Bureau, a nonprofit membership organization of insurance companies which operates an information exchange for its members. If you apply for life or health insurance to another company which is also a member of the Bureau or if a claim for benefits is submitted to such a company, the Bureau will, upon request, supply the information in its file to that company.

Upon receipt of a request from you, the Medical Information Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, phone (617) 426-3660.

The Company or its reinsurers may also release information in its file, including information given in your application, to other insurance companies to which you apply for life or health insurance or to which a claim is submitted.

                (See reverse side for other important notices.)

================================================================================

                      AUTHORIZATION TO RELEASE INFORMATION
                                       To
                        Companion Life Insurance Company

To all physicians, medical or dental practitioners, hospitals, clinics, other medical care facilities or other providers of medical or dental care services, insurers, employers and consumer reporting agencies:
     I authorize you to release all medical and nonmedicai information about me (the undersigned) or my children to Companion Life Insurance Company, its reinsurers and any consumer reporting agency acting for them. This authorization includes information about medical history, mental and physical condition, drug and alcohol use, and other personal information such as finances, occupation and general reputation. I also authorize the preparation of a consumer report and/or investigative consumer report.
To the Medical Information Bureau, Inc. (MIB):
     I authorize you to release all medical and nonmedical information about me (the undersigned) to Companion Life Insurance Company and its reinsurers. This authorization includes information about medical history, mental and physical condition, drug and alcohol use, and other personal information.
I also authorize Companion Life Insurance Company to report medical and nonmedical information about me (the undersigned) or my children to the Medical Information Bureau, Inc.
Information received will be used to determine insurability. This authorization is valid for 30 months from the date below. A photocopy of this authorization is as valid as the original. I have received the Notice of Information Gathering Practices, the Notice of Exchange of Information, including MIB, the Fair Credit Reporting Act Disclosure Statement, Summary of Rights, and the Notice of Information Practices. I, or my authorized representative, will receive a copy of this authorization, upon request, and a copy of any investigative consumer report from the consumer reporting agency.
If an investigative consumer report is prepared, I may request to be interviewed. (Check if an interview is desired.) [_]

Name used for medical records___________________________________________________

__________________________      ________________________________________________
          Date                  Signature of proposed Insured(s) (Age 15 or
                                               older)


__________________________      ________________________________________________
          Date                  Signature of Proposed Insured(s) (Age 15 or
                                               older)

__________________________      ________________________________________________
          Date                  Signature of Parent or Guardian (if Proposed
                                        Insured is under Age 15)

 ................................................................................

================================================================================

                        COMPANION LIFE INSURANCE COMPANY
                 FAIR CREDIT REPORTING ACT DISCLOSURE STATEMENT

Companion Life Insurance Company or its duly authorized representative(s), may request and obtain an investigative consumer report for the purpose of serving as a factor in the underwriting of your insurance application.

An investigative consumer report means any written, oral or other communication of any information by a consumer reporting agency bearing on your character, general reputation, personal characteristics or mode of living obtained through personal interviews with your neighbors, friends, acquaintances, associates, or those who may have knowledge concerning such items of information.

Upon written request we will provide you with additional disclosures relating to the nature and scope of the investigative consumer report. Following this Disclosure Statement is a written Summary of Your Rights Under Section 606 (a) of the Fair Credit Reporting Act, as amended.

If you request the additional disclosures from Companion Life Insurance Company, please send your request to the following address:

Attention: Companion Life Insurance Company, Underwriting Department, P.O. Box 1072, Rye, NY 10580-8072

                         NOTICE OF INFORMATION PRACTICES

In the course of properly underwriting and administering your insurance coverage, Companion Life Insurance Company will rely heavily on information provided by you. The Company may also collect information from others, such as medical professionals who have treated you, hospitals, other insurance companies, consumer reporting agencies, or the Medical Information Bureau, Inc.
(MIB).

In certain circumstances, and in compliance with applicable law, our Company may disclose personal or privileged information to third parties without your authorization.

You have the right to be told about and to see a copy, if you wish, of items of personal information about you which appear in our files, including information contained in investigative consumer reports. You also have the right to seek correction of personal information you believe to be inaccurate.

THE ABOVE IS A GENERAL DESCRIPTION OF THE COMPANY'S AND YOUR'AGENT'S/BROKER'S INFORMATION PRACTICES. IF YOU WOULD LIKE TO RECEIVE A MORE DETAILED EXPLANATION OF THESE PRACTICES, PLEASE SEND YOUR REQUEST TO: COMPANION LIFE INSURANCE COMPANY, UNDERWRITING DEPARTMENT, P.O. BOX 1072, RYE, NY 10580-8072

________________________________________________________________________________

                 A Summary of Your Rights Under the Fair Credit
                                  Reporting Act

The federal Fair Credit Reporting Act (FCRA) is designed to promote accuracy, fairness, and privacy of information in the files of every "consumer reporting agency" (CRA). Most CRAs are credit bureaus that gather and sell information about you - such as if you pay your bills on time or have filed bankruptcy - to creditors, employers, landlords, and other businesses. You can find the complete text of the FCRA, 15 U.S.C. 1681-168 lu, at the Federal Trade Commission's website (http://www.ftc.gov). The FCRA gives you specific rights, as outlined below. You may have additional rights under state law. You may contact a state or local consumer protection agency or a state attorney general to learn those rights.

 .    You must be told if information in your file has been used against you.
     Anyone who uses information for a CRA to take action against you - such as denying an application for credit, insurance, or employment -must tell you, and give you the name, address, and phone number of the CRA that provided the consumer report.

 .    You can find out what is in your file. At your request, a CRA must give you the information in your file, and a list of everyone who has requested it recently. There is no charge for the report if a person has taken action against you because of information supplied by the CRA, if you request the report within 60 days of receiving notice of the action. You also are entitled to one free report every twelve months upon request if you certify that (1) you are unemployed and plan to seek employment within 60 days, (2) you are on welfare, or (3) your report is inaccurate due to fraud. Otherwise, a CRA may charge you up to eight dollars.

 .    You can dispute inaccurate information with the CRA. If you tell a CRA that your file contains inaccurate information, the CRA must investigate the items (usually within 30 days) by presenting to its information source all relevant evidence you submit, unless your dispute is frivolous. The source must review your evidence and report its findings to the CRA. (The source also must advise national CRAs - to which it has provided the data - of any error.) The CRA must give you a written report of the investigation, and a copy of your report if the investigation results in any change. If the CRA's investigation does not resolve the dispute, you may add a brief statement of your file. The CRA must normally include a summary of your statement in future reports. If an item is deleted or a dispute statement filed, you may ask that anyone who has recently received your report be notified of the change.

 .    Inaccurate information must be corrected or deleted. A CRA must remove or correct inaccurate or unverified information from its files, within 30 days after you dispute it. However, the CRA is not required to remove accurate data from your file unless it is outdated (as described below) or cannot be verified. If your dispute results in any change to your report, the CRA cannot reinsert into your file a disputed item unless the information source verifies its accuracy and completeness. In addition, the CRA must give you a written notice telling you it has reinserted the item. The notice must include the name, address and phone number of the information source.

 .    You can dispute inaccurate items with the source of the information. If you tell anyone - such as a creditor who reports to a CRA - that you dispute an item, they may not then report the information to a CRA without including a notice of your dispute. In addition, once you've notified the source of the error in writing, it may not continue to report the information if it is, in fact, an error.

 .    Outdated information may not be reported. In most cases, a CRA may not report negative information that is more than seven years old; ten years for bankruptcies.

 .    Access to your file is limited. A CRA may provide information about you only to people with the need recognized by the FCRA - usually to consider an application with a creditor, insurer, employer, landlord, or other business.

                           GIVE COPY TO THE APPLICANT

 .    Your consent is required for reports that are provided to employers, or reports that contain medical information. A CRA may not give out information about you to your employer, or prospective employer, without your written consent. A CRA may not report information about you to creditors, insurers, or employers without your permission.

 .    You may choose to exclude your name from a CRA list for unsolicited credit and insurance offers. Creditors and insurers may use file information as the basis for sending you unsolicited offers of credit or insurance. Such offers must include a toll-free phone number for you to call if you want your name and address removed from future lists. If you call, you must be kept off the lists for two years. If you request, complete and return the CRA form provided for this purpose, you must be taken off the list indefinitely.

 .    You may seek damages from violators. If a CRA, a user or (in some cases) a provider of CRA data, violates the FCRA, you may sue them in state or federal court.

The FCRA gives several different federal agencies authority to enforce the FCRA:

For Questions or Concerns Regarding:                Please Contact:

CRAs, creditors and others not listed below         Federal Trade Commission
                                                    Consumer Response Center - FCRA
                                                    Washington, DC 20580
                                                    202-326-3761

National banks, federal branches/agencies of        Office of the Comptroller of the
foreign banks (word "National" or initials          Currency Compliance Management, Mail- Stop 6-6
"N.A." appear in or after bank's name)              Washington, DC 20219
                                                    800-613-6743

Federal Reserve System member banks (except         Federal Reserve Board and
national banks, federal branches/agencies           Division of Consumer & Community Affairs
or foreign banks)                                   Washington, DC 20551
                                                    202-452-3693

Savings associations and federally chartered        Office of Thrift Supervision
savings banks, (word "Federal" or initials          Consumer Programs
"F.S.B." appear in federal institution's name)      Washington, DC 20552
                                                    800-842-6929

Federal credit unions (words "Federal Credit        National Credit Union Administration
Union" appear in the institutions name)             1775 Duke Street
                                                    Alexandria, VA 22314
                                                    703-518-6360

State-chartered banks that are not                  Federal Deposit Insurance Corporation
members of the Federal Reserve System               Division of Compliance & Consumer Affairs
                                                    Washington, DC 20429
                                                    800-934FDIC

Air, surface, or rail common carrier                Department of Transportation
regulated by former Civil Aeronautics               Office of Financial Management
Board or Interstate Commerce Commission             Washington, DC 20590
                                                    202-366-l306

Activities subject to Packers and                   Department of Agriculture
Stockyards Act, 1921                                Office of Deputy Administrator - GIPSA
                                                    Washington, DC 20250
                                                    202-720-7051

                        COMPANION LIFE INSURANCE COMPANY
                               CONDITIONAL RECEIPT

ALL CHECKS FOR PREMIUMS MUST BE MADE PAYABLE TO COMPANION LIFE INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

The terms of this receipt apply to life insurance only. If an annuity is being applied for, this form will serve only as a receipt for the amount of annuity premium paid with the application.

 Companion Life Insurance Company ("Companion"), 401 Theodore Fremd Ave., Rye,
                                 NY 10580-1493

This receipt is furnished in connection with an application for insurance bearing the same date and number as this receipt and will provide insurance prior to the delivery date of the policy, but only if all conditions below have been completely met:

     (1) The amount received is sufficient to pay: (a) the first premium of a fixed premium plan, at the mode applied for; or (b) the first planned periodic premium on a flexible premium plan.

     (2) The first medical examination (and if required by Companion's rules for age of the person and amount of insurance applied for, a second medical examination) must be completed within 60 days from the date of the application.

     (3) The exact insurance applied for by the Proposed insured is or would be acceptable to the Company's underwriting department in accordance with its underwriting procedures and practices on the effective date indicated below, without modification of plan, premium rate or amount.

     (4) That to the best knowledge and belief of those signing the application, all the statements and answers in this application are true and complete when made.

EFFECTIVE DATE: If all the conditions above are met, then insurance, subject to all the terms and conditions of the policy applied for and as if the policy applied for had already been issued and delivered, will become effective on the latest of: (a) the date of application; (b) the date of completion of all underwriting requirements stated in (2) above; or (c) the special policy date requested in the application, if any.

THE AMOUNT OF INSURANCE WHICH MAY BECOME EFFECTIVE PRIOR TO THE DELIVERY OF THE POLICY APPLIED FOR WILL NOT EXCEED $500,000 INCLUDING ANY ACCIDENTAL DEATH BENEFIT AND WILL NOT BE EFFECTIVE IF, IN THE PAST 60 DAYS, THE PROPOSED INSURED HAS BEEN HOSPITALIZED OR ADVISED TO HAVE A SURGICAL OPERATION OR MEDICAL TEST.

If any of the above conditions is not met, the liability of the Company will be limited to the return of the amount submitted. I understand and agree to the terms, conditions and limits of the Conditional Receipt and the Agreements in the application. These have been fully explained to me by the Agent or Broker.

Date ________________  Signature of Applicant __________________________________

This receipt is furnished in connection with an application for insurance bearing the same date and number as this receipt.

Amount Received _________ Received From ____________ proposed Insured __________

Signed at _____________________________________________, on ___________________
                           City, State                             Date

                                   ____________________________________________
                                               Agent

                         PART I OF APPLICATION FOR LIFE INSURANCE TO COMPANION LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------------------------
A.  GENERAL QUESTIONS:
-------------------------------------------------------------------------------------------------------------------------------
1.  Proposed Insured's Name:                                   Former Name (if applicable):

-------------------------------------------------------------------------------------------------------------------------------
2.  Home Phone Number: (___)                                   Best Time to Call:             a.m.      p.m.
-------------------------------------------------------------------------------------------------------------------------------
3.  Legal Residence Address:
                                   Street No., Apt. No.                        City, State                    Zip
-------------------------------------------------------------------------------------------------------------------------------
4.  Mailing Address:
                                   Street No., Apt. No.                        City, State                    Zip
-------------------------------------------------------------------------------------------------------------------------------
5.  Mail Premium Notices to:   [_]Residence            [_]Owner            [_]Business
    Address:
                                   Street No., Apt. No.                        City, State                    Zip
-------------------------------------------------------------------------------------------------------------------------------
6.  Sex: [_] M [_] F       Age:         Birth Date:___/___/___             Birthplace: (state):
-------------------------------------------------------------------------------------------------------------------------------
7.  Social Security Number:                        Driver's License Number:                     State of Issue:
-------------------------------------------------------------------------------------------------------------------------------
8.  Are you a U.S. citizen?   [_]Yes  [_]No  If "No," date of arrival in U.S._________________________________________

    Do you have an alien registration receipt "Permanent Visa"? [_]Yes [_]No If "Yes," Permanent Visa No.:____________
-------------------------------------------------------------------------------------------------------------------------------
9.  Occupation:____________________________________    Duties:________________________________________________________

    Businessowner? [_]Yes  [_]No         Retired Military? [_]Yes  [_]No      Active Duty? [_]Yes  [_]No

    If "Yes," are you on flying status or receiving hazardous duty pay? [_] Yes   [_] No

    If "Yes," explain type of duty or type of aircraft:
-------------------------------------------------------------------------------------------------------------------------------
10. Name of your firm or employer:
-------------------------------------------------------------------------------------------------------------------------------
11. Business Phone Number: (   )                               Best Time to Call:         a.m.    p.m.
-------------------------------------------------------------------------------------------------------------------------------
12. Local Business Address:
                                   Street No., Apt. No.                        City, State                    Zip
-------------------------------------------------------------------------------------------------------------------------------
13. Do you use tobacco in any form?   [_] Yes.  What form?___________________________________    No. per day:_________

                                      [_] No.   [_] Never Used. [_] Stopped on___/___/___
-------------------------------------------------------------------------------------------------------------------------------
14. Applicant/Owner Name (if different from Proposed Insured or if Proposed Insured is under Age 15):

    Address:
                                   Street No., Apt. No.                         City, State                   Zip
-------------------------------------------------------------------------------------------------------------------------------
    Relationship to Proposed Insured:                           Social Security No. (or Taxpayer ID No.):
-------------------------------------------------------------------------------------------------------------------------------
15. Complete only if Spouse/Children (must be full time student if over age 19) are Proposed for Insurance:

    First Name, Middle                                  Relationship to         Birth
   Initial and Last Name               SSN No.         Proposed Insured         Date          Age    Sex      Ht.      Wt.
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
16. Spouse's Occupation:_______________________________________________   Birthplace (state):__________________________________
    Income: $_______________________         If self-employed, income after expenses and before taxes: $_______________________

    Driver's License Number:                                     State of Issue:
===============================================================================================================================
17. Is spouse a U.S. citizen?   [_]Yes  [_]No      If "No," date of arrival in the U.S.________________________________________

    Does spouse have an alien registration receipt "Permanent Visa"?  [_] Yes  [_] No

    If "Yes," Permanent Visa Number:________________________________________
===============================================================================================================================
18. Does spouse use tobacco in any form? [_] Yes.  What form?_____________________________   No. per day:______________________

                                         [_] No.   [_] Never Used.    [_] Stopped on ___/___/___
-------------------------------------------------------------------------------------------------------------------------------

____________________________________________________________________________________________________________________________________
19.  Do all family members proposed for insurance live with the Proposed Insured?      [_] Yes  [_] No   If "No," explain and give
     name and phone number where family member can be contacted ______________________________

____________________________________________________________________________________________________________________________________
                                                                                                 --------------------------------
20.  Plan Information                                                                                         Premium
     a. Plan of Insurance:______________________________________________________________
        Amount:_____________________________                                                           $____________________
     b. [_] Addition to Existing Policy No.: ___________________________________________
        Amount:_____________________________                                                           $____________________
     c. Death Benefit Option:
        [_] Option 1: Accumulation Value included in Specified Amount
        [_] Option 2: Accumulation Value in addition to Specified Amount
     d. I elect the Automatic Premium Deduction Option.
        (Not available with all plans)  [_] Yes   [_] No
                                                                    Amount or No.
     e. Riders:                                               of Units (if applicable)
   (Please Note: Not all riders are available with all plans)
     [_] Waiver of Premium or Disability                      ____________________                     $____________________
     [_] Accidental Death Benefit                             ____________________                     $____________________
     [_] Guaranteed Issue Benefit                             ____________________                     $____________________
     [_] Children's Rider                                     ____________________                     $____________________
     [_] Spouse (indicate type of coverage)                   ____________________                     $____________________
     [_] Additional Insured Rider (Self, Spouse)              ____________________                     $____________________
     [_] Other Insured Rider                                  ____________________                     $____________________
     [_] Other                                                ____________________                     $____________________

                                             THIS BOX FOR ADMINISTRATIVE PURPOSES ONLY

 -----------------------------------------------------------------------------------------------
     f. Amount Collected              Explanation of Amount Collected                Mode                  Total Premium
        (Cash with App):
        $                                                                                              $
 --------------------------------------------------------------------------------------------------------------------------------
21.  List all Life Insurance now in force or pending on any Proposed Insured(s). If none, write "None." Have you had or do you intend to have any life insurance policy replaced, converted, reduced, reissued, subjected to borrowing, or otherwise discontinued because of this application? If "Yes," so indicate below.

                  Policy             Face                                 ADB                  To Be                 1035
Company           Number            Amount            Pending            Amount            Replaced, etc.          Exchange?
__________________________________________________________________________________         [_] Yes [_] No        [_] Yes [_] No
__________________________________________________________________________________         [_] Yes [_] No        [_] Yes [_] No
__________________________________________________________________________________         [_] Yes [_] No        [_] Yes [_] No
__________________________________________________________________________________         [_] Yes [_] No        [_] Yes [_] No
__________________________________________________________________________________         [_] Yes [_] No        [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------
22.  Life Insurance Beneficiary (Give full names and relationship).
     NOTE: Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive the Insured or, if none, by all contingent beneficiaries who survive the Insured. The right to change the beneficiary is reserved unless otherwise stated.
     [_] See Attached Beneficiary Designation
     Primary Beneficiary(ies)

     Name                                                   Relationship                       SSN No.
------------------------------------------------------------------------------------------------------------------------------------
     Name                                                   Relationship                       SSN No.
------------------------------------------------------------------------------------------------------------------------------------
     Contingent Beneficiary(ies):
     Name                                                   Relationship                       SSN No.
------------------------------------------------------------------------------------------------------------------------------------
     Name                                                   Relationship                       SSN No.
------------------------------------------------------------------------------------------------------------------------------------
23.  Complete only for PRD or Association Group or Franchise Coverage:
     Full Name of Group/Organization_____________________________________________________      Date Joined___________________
     Group/Membership No.: ___________________          Relationship to above:        [_] Shareholding Member
                                        [_] Dues-paying Member          [_] Other ___________________________________________
------------------------------------------------------------------------------------------------------------------------------------

       PART II OF APPLICATION FOR LIFE INSURANCE - NONMEDICAL SUPPLEMENT PLEASE PRINT. ALL QUESTIONS RELATE TO ANYONE PROPOSED FOR INSURANCE.

1.   Name, address and telephone number of personal physician of each person proposed for insurance:

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

     (a)  Date last seen: _________________________________________________________________________________________________________

     (b)  State reason, findings and treatment: ___________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

2.   Name and address of physician most recently consulted by each person proposed for insurance: _________________________________

     ______________________________________________________________________________________________________________________________

     (a)  Date: _____________    (b) State reason, findings and treatment _________________________________________________________

3.   Have you, or any person proposed for insurance, ever been told that you had, or have you consulted or been treated by a physician or licensed practitioner for any of the following:

                                                                                                                   YES      NO
     (a)  Any disease or abnormal condition of the heart, circulatory system or blood vessels, high blood pressure, rapid pulse, rheumatic fever, murmur, coronary artery disease, chest pain, angina or
          stroke?............................................................................................      [_]     [_]
     (b)  Any disease of the lungs or respiratory system, including tuberculosis, asthma, bronchitis,
          emphysema or shortness of breath?..................................................................      [_]     [_]
     (c)  Any digestive system disease, including stomach or duodenal ulcer, indigestion, stomach pain,
          liver or gallbladder disease, colon or rectal disorder?............................................      [_]     [_]
     (d)  Any genitourinary system disease including albumin, blood or sugar in urine, kidney infection
          or stones, tumor or disease of the prostate, testis, breasts, uterus or ovaries?...................      [_]     [_]
     (e)  Any nervous, brain or mental disorder, convulsions, dizziness, headaches, epilepsy, nervous
          breakdown or paralysis?............................................................................      [_]     [_]
     (f)  Any bone or joint disorder, arthritis or rheumatism, bodily deformity, back or spinal disorder?....      [_]     [_]
     (g)  Any disease or impairment of vision or hearing?....................................................      [_]     [_]
     (h)  Gout, diabetes, thyroid or other glandular disorder, cancer, tumor or blood disorder other than
          AIDS or AIDS Related Complex (ARC).................................................................      [_]     [_]

4.   Have you, or any person proposed for insurance, ever been diagnosed as having Acquired Immune
     Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC), or been treated for AIDS or ARC by a
     physician or licensed practitioner?.....................................................................      [_]     [_]

5.   During the past 10 years, have you, or any person proposed for insurance:
     (a)  had any illness, injury, surgery, hospitalization, medical examination or care not listed
          above?.............................................................................................      [_]     [_]
     (b)  had or received treatment for any unexplained fever, fatigue or chronic cough?.....................      [_]     [_]
     (c)  had any X-rays, electrocardiograms, blood or other studies, except for an HIV test?................      [_]     [_]
     (d)  been advised by a physician to have a surgical operation?..........................................      [_]     [_]
     (e)  been advised by a physician to limit your use of alcohol?..........................................      [_]     [_]

6.   Are you, or any person proposed for insurance, now taking any medication prescribed by a physician?.....      [_]     [_]

7.   During the last 10 years, have you, or any person proposed for insurance:
     (a)  used alcohol or other drugs to a degree that required treatment or advice from a physician or
          other licensed practitioner?.......................................................................      [_]     [_]
          If "Yes," has use been discontinued?...............................................................      [_]     [_]
     (b)  been or are currently a member of Alcoholics Anonymous or Narcotics Anonymous?.....................      [_]     [_]

8.   If pregnant, enter approximate delivery date:________________________________________

9.   Height: ______________ft.     _____________ins.       Weight: _____________lbs.
     Weight change during last 12 months:  Lbs. Gained: _________ Lost:________

     --------------------------------------------------------------------------------------------------------------------------
10.       Family              Age if                   if Living,                         if Deceased,                Age at
          History             Living                 Present Health                      Cause of Death               Death
     --------------------------------------------------------------------------------------------------------------------------
      Father
     --------------------------------------------------------------------------------------------------------------------------
      Mother
     --------------------------------------------------------------------------------------------------------------------------
      Sibling
     --------------------------------------------------------------------------------------------------------------------------
      Sibling
     --------------------------------------------------------------------------------------------------------------------------
      Sibling
     --------------------------------------------------------------------------------------------------------------------------
      Sibling
     --------------------------------------------------------------------------------------------------------------------------

11.  Have you, or any person proposed for insurance:                                                                  YES    NO
     (a)  ever been declined, postponed, limited, denied reinstatement or asked to pay an extra premium by any
          insurance company?.......................................................................................   [_]    [_]
     (b)  engaged in any hazardous sports or activities such as motor vehicle racing, boat racing, parachuting, hang gliding, skydiving, skin diving or scuba diving within the last three years, or plan such activity
          in the next six months?..................................................................................   [_]    [_]
     (c)  any intention of traveling or living outside the USA or Canada in the next two years?....................   [_]    [_]
          (If "Yes," complete foreign travel questionnaire.)
     (d)  flown as a civilian pilot, student pilot or crew member within the last three years, or plan such
          activity in the next 12 months? (If "Yes," complete Aviation Supplement).................................   [_]    [_]
     (e)  within the last 5 years: (1) been convicted of two or more moving violations or driving under the
          influence of alcohol or drugs or (2) had a driver's license suspended or revoked?........................   [_]    [_]
     (f)  been convicted of a felony within the last 10 years?.....................................................   [_]    [_]

IF ANY OF THE ABOVE QUESTIONS ARE ANSWERED "YES," GIVE COMPLETE DETAILS IN PART III

PART III OF APPLICATION FOR LIFE INSURANCE - ADDITIONAL DETAILS AND EXPLANATIONS
              (Use for any explanation where space is in sufficient)

----------------------------------------------------------------------------------------------------------------------------------
Ques.                     Condition, Injury, Symptom of III Health   Mo.               Degree of   Name, Address, Zip of Hospital
 No.       Name                 or Findings of Examination           and    Duration   Recovery        and Attending Physician
                           (If Operation Performed, State Type)      Yr.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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

ACKNOWLEDGEMENT. I received a Notice of Exchange of Information, a Fair Credit Reporting Act Notice, a Notice of Information Practices, a Summary of Rights Under the Fair Credit Reporting Act, and a Life Insurance Buyer's Guide before completing this application.

AGREEMENTS. I, the undersigned, and the undersigned Agent(s)/Broker(s) certify that we have read the completed application or have had it read to us and agree to the following:

     1. (This statement is only applicable to Variable Universal Life products.) I understand that the policy's accumulation value in the Variable Account is based on the investment experience in that account and will increase or decrease daily. I understand that the amount of the death benefit may be fixed or variable, depending on the investment experience of the Variable Account.

     2. All answers in this application: (a) are true and complete to the best of my knowledge and belief, (b) will be relied on to determine insurability and (c) no material information has been withheld or omitted.

     3. If the full initial premium is paid on the date of the completed life insurance application and I am eligible for the policy applied for in accordance with the underwriting standards of Companion Life Insurance Company in effect on the date of the application, the life policy will be in effect from the date of the application.

     4. If any Proposed Insured for insurance is not eligible for the insurance applied for, or if there has been any change in either my health or habits or the answers to any of the questions in the application prior to policy delivery, I agree that no policy of any kind will be in effect, except for coverage provided by the Conditional Receipt.

     5. If the Applicant is other than the Proposed Insured, the policy will be owned by the Applicant.

     6. No Agent/Broker can: (a) waive or change any receipt or policy provision or (b) agree to issue a policy.

I have: (a) read the Agreements section and the receipt(s) and (b) read and approved the answers as recorded.

 Signed at __________________________________________________             Date __________________________________________________
                         City               State

_____________________________________________________________             _______________________________________________________
      Signature of Proposed Insured (Age 15 and Over)                            Signature of Spouse (if a Proposed Insured)


_____________________________________________________________             ________________________________________________________
        Signature of Parent or Guardian (if Insured                          Signature of Applicant/Owner/Trustee (if other than
                    under age 15)                                                             Proposed Insured)

____________________________________________________  _____________________  ______________________________________________________
               Signature of Agent/Broker                      Date                      Print or Stamp Agent/Broker Name

____________________________________________________  _____________________  ______________________________________________________
               Signature of Agent/Broker                      Date                      Print or Stamp Agent/Broker Name

AGENT/BROKER STATEMENT:
1. Do you have any reason to believe the policy applied for has replaced or will replace any life insurance policy?  (If "Yes," fulfill all state requirements.) ......................... [_] Yes  [_] No

2. In the presence of the Proposed Insured/Spouse have you asked each question exactly as written and recorded the answers completely and accurately? (If "No," explain.) _____________ [_] Yes  [_] No

___________________________________________________________________________________________________________________________________


____________________________________________________  _____________________
               Signature of Agent/Broker                      Date

____________________________________________________  _____________________
               Signature of Agent/Broker                      Date

                                                AGENT'S/BROKER'S REPORT

      (MUST be completed by the agent/broker who obtained the application on the Proposed Insured named below.)
------------------------------------------------------------------------------------------------------------------------
  1.  Is Proposed insured self-supporting? [_] Yes [_] No  If "No," provide the following information about the person on whom Proposed Insured is dependent:

  Full Name ___________________________________ Address ___________________________ Birth Date ________________

  Amount of insurance carried with all companies $ _______________ If none, state why _________________________
------------------------------------------------------------------------------------------------------------------------

2.  If Proposed Insured used different name in past, give     10. Previous residence and business addresses of
    previous full name __________________________________         Proposed Insured for past five years.

3.  (a) Are you related to Proposed Insured or Owner?             ______________________________________________________
                                                                         Address            From      To
        [_] Yes [_] No                                            ------------------------------------------------------
        If "Yes," state relationship ____________________         ______________________________________________________
    (b) How long have you known Proposed Insured? _______         ______________________________________________________
    (c) How long have you known Proposed Owner? _________         ______________________________________________________

4.  When did you last see Proposed Insured? _____________     11. Is another policy requested based on this
                                                                  application?
5.  Did you ask Proposed Insured or Owner every question          [_] Additional policy     Plan _______________________
    as printed (if "No," explain below)?                          [_] Alternate policy      Amount $ ___________________
    [_] Yes [_] No                                                Owner (if different) _________________________________
                                                                  Beneficiary (if different) ___________________________
6.  Do you have any information not presented in this
    application which might in any way affect this risk
    (if "Yes," explain below)? [_] Yes [_] No                 12. Is Proposed Insured applying for insurance with any
                                                                  other company (if "Yes," give details)? [_] Yes [_] No
7.  Proposed Insured's Annual Income $ __________________         ______________________________________________________
    [_] Exact [_] Estimated                                       ______________________________________________________

8.  What is the purpose of this insurance? Give details
    including financial information (for amounts of           13. To the best of your knowledge will this policy replace
    $500,000 or more, financial statements may be                 any existing life insurance or annuity (if "Yes," give
    requested) __________________________________________         details and fulfill all state requirements)?
                                                                  [_] Yes [_] No
9.  (a) Is a medical exam to be completed? [_] Yes [_] No         ______________________________________________________
    (b) Name of examiner or paramedical facility ________         ______________________________________________________
    _____________________________________________________


Details:

________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------
                  AGENT(S)/BROKER(S) TO RECEIVE COMMISSION AND VOLUME CREDIT FOR THIS APPLICATION
------------------------------------------------------------------------------------------------------------------------
           Agent's/Broker's Full Name               Agent's/Broker's Production No.                  % Credit

1. _____________________________________________________________________________________________________________________
2. _____________________________________________________________________________________________________________________

I hereby certify that I have truly and accurately recorded the information furnished by the Owner and/or Proposed
Insured.

________________________________________________________________________________________________________________________
         Date                  Signature of Agent(s)/Broker(s)                 Agent('s)/Broker('s) Name (Please Print)

________________________________________________________________________________________________________________________
         Name of Division Office/Wholesaler                         Name of Assistant Wholesaler (Brokerage Only)

                        Bank Service Plan Request Form

Complete the following information:
                                           Specify Preferred Date of Withdrawals

Insured's Name ______________________      Please indicate when you prefer the
                                           monthly premiums to be withdrawn from
Address _____________________________      your checking account:

City ________________________________      Withdraw on the ________ (1st
                                           through 28th) of the month

State ______________  ZIP ___________


Coverage ID Number(s):

____________________   _______________

____________________   _______________




--------------------------------------------------------------------------------


                        Bank Service Plan Authorization

     As a convenience to me, I authorize Companion Life Insurance Company to withdraw funds from my account.

     I also authorize you, my financial institution, to pay from my account any checks, drafts or preauthorized electronic fund transfers from my account to Companion Life Insurance Company. Your rights with each such charge will be the same as if personally paid by me. This authorization will be effective until I give you at least three business days' notice to cancel it. If notice is given verbally, you may require written confirmation from me within 14 days after my verbal notice.

Date ___________________           _____________________________________________
                                     Authorized Signature as Shown on Account

                                   _____________________________________________
                                     Joint Account or Other Authorized Signature

 Companion Life Insurance Company . 401 Theodore Fremd Avenue . Rye, New York
                                  10580-1493

--------------------------------------------------------------------------------

                     CONFIDENTIAL SUITABILITY INFORMATION

NASD Rules require that the agent/broker have reasonable grounds for believing that an investment is suitable for you. Such a decision is based on facts, if any, that you disclose. Please answer all questions to the best of your ability. If you are not certain of a particular value, please make a reasonable estimate. If a category does not apply to you, indicate this by entering an N/A. If you do not wish to provide this information, please check the box and initial.

[_] _______________________

Federal Tax Bracket _______

  _______________________       _______________________     _________________________

   Investment Objectives             Annual Income                  Net Worth
      (Check or rank)             (From all sources)          (Excluding residence)

  _______________________       _______________________     _________________________
  [_] A Income                 [_] A Under      $ 25,000   [_] A Under      $   50,000
  [_] B Capital Preservation   [_] B $ 25,000 - $ 50,000   [_] B $ 50,000 - $  100,000
  [_] C Capital Appreciation   [_] C $ 50,000 - $100,000   [_] C $100,000 - $  500,000
  [_] D Tax-Free/Advantaged    [_] D $100,000 - $200,000   [_] D $500,000 - $1,000,000
  [_] E Other _____________    [_] E Over       $200,000   [_] E Over       $1,000,000

PRIOR [_] Stocks __________ Years ___________ Trades per year INVESTMENT [_] Bonds __________ Years ___________ Trades per year EXPERIENCE [_] Mutual __________ Years ___________ Trades per year
               Funds
           [_] Other  __________ Years ___________ Trades per year


Other Relevant Information_____________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________




x                                             x
______________________________________        __________________________________
Signature of Proposed Insured     Date        Signature of Agent/Broker    Date
(Age 15 & over)

x
______________________________________
Signature of Parent or Guardian   Date
(If Proposed Insured under age 15)